UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020 (July 8, 2020)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Blvd.,	Austin,	Texas	78727
(Address of principal executive offices)			(Zip Code)

(512)	219-8020
Registrant’s Telephone Number, Including Area Code
None
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	LMNX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On July 8, 2020, Luminex Corporation filed a Form 8-K to report certain events under Items 2.02 and 7.01. Due to an inadvertent error, the press release attached as Exhibit 99.1 contained a sentence from a prior draft implying EUA clearance of the IgG serology assay had occurred, when it has not. A revised press release has been issued and this Form 8 K/A is being filed to include the updated press release which contains language indicating that the EUA clearance of the IgG serology assay is merely expected. The content of this Form 8 K/A is otherwise identical to the content of the original 8-K filed on July 8, 2020.

Item 2.02. Results of Operations and Financial Condition.

On July 8, 2020, Luminex Corporation (the “Company”) issued a press release announcing, among other matters, its preliminary revenue for the second quarter ended June 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On July 8, 2020, the Company issued a press release announcing, among other matters, its preliminary revenue for the second quarter ended June 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Luminex Corporation dated July 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

Date: July 8, 2020	By:	/s/ Harriss T. Currie
	Name:	Harriss T. Currie
	Title:	Chief Financial Officer, Senior Vice President of Finance
(Principal Financial Officer)